EXHIBIT 1.3

UnumProvident Corporation

Equity Security Units

Underwriting Agreement

May 1, 2003

Goldman, Sachs & Co.,
Banc of America Securities LLC,
Morgan Stanley & Co. Incorporated,
Deutsche Bank Securities Inc.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated,
SunTrust Capital Markets, Inc.,
c/o Goldman, Sachs & Co.,
     As Representatives of the Several Underwriters
     named in Schedule I to Annex I hereto,
85 Broad Street
New York, New York 10004.

Ladies and Gentlemen:

From time to time UnumProvident Corporation, a Delaware corporation (the “Company”), proposes to enter into one or more Pricing Agreements (each a “Pricing Agreement”) in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the “Underwriters” with respect to such Pricing Agreement and the securities specified therein) certain of its units (the “Units”) specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the “Firm Units” and together with any Optional Units, as defined below, the “Designated Units”), less the number of Designated Units covered by Delayed Delivery Contracts, if any, as provided in Section 3 hereof and as may be specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, any Designated Units to be covered by Delayed Delivery Contracts being herein sometimes referred to as “Contract Units” and the Designated Units to be purchased by the Underwriters (after giving effect to the deduction, if any, for Contract Units) being herein sometimes referred to as “Underwriters’ Units”).

The terms and rights of any particular issuance of Designated Units shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the purchase contract agreement (the “Purchase Contract Agreement”), the indenture (the “Indenture”), the purchase contracts (the “Purchase Contracts”), the pledge agreement (the “Pledge Agreement”) and the remarketing agreement (the “Remarketing Agreement”), each as identified in such Pricing Agreement.

1.

Particular sales of Designated Units may be made from time to time to the Underwriters of such Units, for whom the firms designated as representatives of the Underwriters of such Units in the Pricing Agreement relating thereto will act as representatives (the “Representatives”). The term “Representatives” also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Units or as an obligation of any of the Underwriters to purchase the Units. The obligation of the Company to issue and sell any of the Units and the obligation of any of the Underwriters to purchase any of the Units shall be evidenced by the Pricing Agreement with respect to the Designated Units specified therein. Each Pricing Agreement with respect to Designated Units shall be substantially in the form attached hereto as Annex I and shall specify the names of the Underwriters of such Designated Units, the names of the Representatives, if any, of such Underwriters, the aggregate number of Firm Units and the maximum number of Optional Units, if any, to be purchased by each Underwriter and the commission, if any, payable to the Underwriter with respect thereto, the date, time and manner of delivery of such Designated Units, whether any of such Designated Units shall be covered by Delayed Delivery Contracts (as defined in Section 3 hereof), the purchase price to the Underwriters of such Designated Units, the nature of the funds to be delivered by the Underwriters, the initial public offering price or the manner of determining such price, if any, the terms of the debt securities (“Underlying Notes”) and the Purchase Contracts of which the Designated Units shall initially consist, interest rates, if any, and maturity of the Underlying Notes, whether such Units or any of the securities of which the Designated Units shall consist will be convertible at the option of the holder thereof, any settlement rates or price(s), whether any redemption provisions and any sinking fund requirements. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted). The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

2.

The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a)

Two registration statements on Form S-3 (No. 333-43808 and No. 333-100953), including a prospectus pursuant to Rule 429 under the Securities Act of 1933, as amended (the “Act”), in respect of the Units, as well as certain other securities of the Company, preferred securities of UnumProvident Financing Trust II and UnumProvident Financing Trust III (collectively, the “Trusts”) and guarantees by the Company with respect to the preferred securities of the Trusts, have been filed with the Securities and Exchange Commission (the “Commission”); such registration statements and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives for each of the other Underwriters and, excluding exhibits to such registration statements, but including all documents incorporated by reference in the prospectuses contained therein, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Act, which became effective upon filing, no other document with respect to such registration statements or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); such prospectus included for use in connection with the Units pursuant to Rule 429 under the Act meets the requirements of the Act and the rules and regulations thereunder for use of such prospectus in connection with the Units; and no stop order suspending the effectiveness of either of such registration statements, any post-effective amendment thereto, or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. Any preliminary prospectus included in either of such registration statements or filed with the Commission pursuant to Rule 424(a) or Rule 424(b) of the rules and regulations of the Commission under the Act, is hereinafter called a “Preliminary Prospectus;” the various parts of such registration statements and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectuses contained in such registration statements and the Rule 462(b) Registration Statement, if any, at the time such part of such registration statements or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective but excluding each Form T-1, each as amended at the time such part of the registration statements or such part of the Rule 462(b) Registration Statement, if any, became effective and at the time each incorporated document was filed with the Commission is hereinafter called the “Registration Statement;” the prospectus relating to the Units, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this

Agreement, including any prospectus supplement thereto, is hereinafter called the “Prospectus”; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Units in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing;

(b)

The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Units through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Units;

(c)

The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (i) in the case of the Registration Statement, not misleading, and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Units through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Units;

(d)

Neither the Company nor any of its subsidiaries listed on Appendix A hereto, which Appendix contains an accurate and complete list of those subsidiaries of the Company that constitute “significant subsidiaries” of the Company within the meaning of Regulation S-X under the Act as of the date of this Agreement (each a “Significant Subsidiary,” and collectively, the

“Significant Subsidiaries”), has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given or incorporated by reference in the Registration Statement and the Prospectus, there has not been any material change in the capital stock or long-term debt of the Company or any of its Significant Subsidiaries or any material adverse change, or any development that could be reasonably expected to cause a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus;

(e)

The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except for any jurisdiction where failure to so qualify will not have a material adverse effect or be reasonably expected to cause a prospective material adverse effect on the Company and its subsidiaries taken as a whole; and each Significant Subsidiary of the Company has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

(f)

The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; the shares of common stock, par value $.10 per share, of the Company (the “Common Stock”) issuable pursuant to the terms of the Purchase Contracts (the “Underlying Shares”) have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of such Purchase Contracts, will be duly and validly issued, fully paid and non-assessable; the stockholders of the Company have no preemptive or similar rights with respect to such Underlying Shares; and the Underlying Shares will conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented with respect to the Designated Units;

(g)

Prior to the execution and delivery of the Pricing Agreement relating to the Designated Units, each of the Remarketing Agreement, the Purchase Contract Agreement and the Pledge Agreement referred to therein shall have been duly authorized by the Company and, when duly executed and delivered by the Company, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and each of the Remarketing Agreement, the Purchase Contract Agreement and the Pledge Agreement will conform in all material respects, to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to the Designated Units;

(h)

The Pledge Agreement relating to the Designated Units will create, as collateral security for the performance when due by the holders from time to time of such Designated Units of their respective obligations under the Purchase Contracts constituting part of such Designated Units, a valid security interest (as defined in the Uniform Commercial Code, as adopted and in effect in the State of New York (the “New York UCC”)) in favor of the collateral agent under the Pledge Agreement (the “Collateral Agent”) for the benefit of the Company, in the right, title and interest of such holders in the securities and other assets and interests pledged to the Collateral Agent pursuant to the Pledge Agreement (the “Pledged Securities”);

(i)

Prior to the execution and delivery of the Pricing Agreement relating to the Designated Units, the Purchase Contracts included in such Designated Units shall have been duly and validly authorized by the Company and, when duly executed, authenticated and delivered in accordance with the related Purchase Contract Agreement and paid for in accordance with the terms of this Agreement and the Pricing Agreement, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; the issuance of the Purchase Contracts is not subject to any preemptive or similar rights; and the Purchase Contracts will conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented with respect to the Designated Units;

(j)

Prior to the execution and delivery of the Pricing Agreement relating to the Designated Units, the Underlying Notes included in such Designated Units shall have been duly and validly authorized, and, when such Underlying Notes are issued and delivered, such Underlying Notes will have been duly executed, authenticated and delivered and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles and entitled to the benefits provided by the Indenture; the Indenture is substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, at the Time of Delivery for such Underlying Notes (as defined in Section 4 hereof) and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Indenture and such Underlying Notes will conform, in all material respects, to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to the Designated Units;

(k)

Prior to the execution and delivery of the Pricing Agreement relating to the Designated Units, the Firm Units and any Optional Units shall have been duly and validly authorized, and, when the Firm Units are delivered pursuant to the related Purchase Contract Agreement, this Agreement, and the Pricing Agreement with respect to such Designated Units and, in the case of any Contract Units, pursuant to Delayed Delivery Contracts (as defined in Section 3 hereof) with respect to such Contract Units, and in the case of any Optional Units pursuant to Additional Shares Options (as defined in Section 3 hereof) with respect to such Units, such Designated Units will have been duly executed, authenticated and delivered and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles and entitled to the benefits provided by such Purchase Contract Agreement; the Designated Units and the Underlying Shares will be duly registered under the Exchange Act and will be authorized for listing on the New York Stock Exchange subject to official notice of issuance, in each case, prior to the First Time of Delivery; and the Designated Units will conform in all material respects to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Units;

(l)

The issue and sale of the Units, the Underlying Notes and the Underlying Shares and the compliance by the Company with all of the provisions of the Units, the Purchase Contracts, the Remarketing Agreement, the Purchase Contract Agreement, the Pledge Agreement, the Indenture, each of the Delayed Delivery Contracts, this Agreement and any Pricing Agreement and each

Additional Shares Option, if any, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, except for such conflicts, breaches and violations, that, individually or in the aggregate, do not have a material adverse effect and are not reasonably expected to have a prospective material adverse effect on the Company and its subsidiaries considered as a whole, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-Laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Units or the consummation by the Company of the transactions contemplated by this Agreement or any Pricing Agreement or any Additional Shares Option, or the Indenture, or the Remarketing Agreement, or the Purchase Contract Agreement, or the Purchase Contracts, or the Pledge Agreement or any Delayed Delivery Contract except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Units by the Underwriters;

(m)

Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Significant Subsidiaries is a party or of which any property of the Company or any of its Significant Subsidiaries is the subject which, if determined adversely to the Company or any of its Significant Subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders’ equity or results of operations of the Company and its subsidiaries considered as a whole; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(n)

Ernst & Young LLP, who have audited certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

(o)

The Company and its subsidiaries which are engaged in the insurance business are, in all material respects, in compliance with, and conduct, in all material respects, their respective businesses in conformity with, all applicable insurance laws and regulations; and no order preventing or suspending the use of the Prospectus or any Preliminary Prospectus has been issued or threatened by any insurance regulatory authority having jurisdiction over the Company and such subsidiaries;

(p)

This Agreement has been duly authorized, executed and delivered by the Company and the Pricing Agreement when executed will have been duly authorized, executed and delivered by the Company;

(q)

The Company is not and, after giving effect to the offering and sale of the Units, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

(r)

In the event any of the Units are purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized by the Company and, when executed and delivered by the Company and the purchaser named therein, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and any Delayed Delivery Contracts conform to the description thereof in the Prospectus.

3.

Upon the execution of the Pricing Agreement applicable to any Designated Units and authorization by the Representatives of the release of such Firm Units, the several Underwriters propose to offer such Firm Units for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

The Company may specify in the Pricing Agreement applicable to any Designated Units that the Company thereby grants to the Underwriters the right (an “Additional Shares Option”) to purchase at their election up to the number of Optional Units set forth in such Pricing Agreement, on the terms set forth in the paragraph above, for the sole purpose of covering sales of Units in excess of the number of Firm Units. Any such election to purchase Optional Units may be exercised only by written notice from the Representatives to the Company, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Units to be purchased and the date on which such Optional Units are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

The number of Optional Units to be added to the number of Firm Units to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Units shall be, in each case, the number of Optional Units which the Company has been advised by the Representatives have been attributed to such Underwriter, provided that, if the Company has not been so advised, the number of Optional Units to be so added shall be, in each case, that proportion of Optional Units which the number of Firm Units to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Units. The total number of Designated Units to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Units set forth in Schedule I to such Pricing Agreement plus the aggregate number of the Optional Units which the Underwriters elect to purchase.

The Company may specify in Schedule II to the Pricing Agreement applicable to any Designated Units that the Underwriters are authorized to solicit offers to purchase Designated Units from the Company pursuant to delayed delivery contracts (herein called “Delayed Delivery Contracts”), substantially in the form of Annex III attached hereto but with such changes therein as the Representatives and the Company may authorize or approve. If so specified, the Underwriters will endeavor to make such arrangements, and as compensation therefor the Company will pay to the Representatives, for the accounts of the Underwriters, at the Time of Delivery (as defined in Section 4 hereof), such commission, if any, as may be set forth in such Pricing Agreement. Delayed Delivery Contracts, if any, are to be with investors of the types described in the Prospectus and subject to other conditions therein set forth. The Underwriters will not have any responsibility with respect to the validity or performance of any Delayed Delivery Contracts.

The aggregate number of Contract Units to be deducted from the aggregate number of Designated Units to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Units shall be, in each case, the number of Contract Units which the Company has been advised by the Representatives have been attributed to such Underwriter, provided that, if the Company has not been so advised, the amount of Contract Units to be so deducted shall be, in each case, that proportion of Contract Units which the number of Designated Units to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of the Designated Units (rounded as the Representatives may determine). The number of Underwriters’ Units to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Designated Units set forth in Schedule I to such Pricing Agreement less the number of the Contract Units. The Company will deliver to the Representatives not later than 3:30 p.m., New York City time, on the third business day preceding the Time of Delivery specified in the applicable Pricing Agreement (or such other time and date as the Representatives and the Company may agree upon in writing) a written notice setting forth the aggregate number of Contract Units.

4.

Delivery of the Firm Units and the Optional Units, if any, to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, shall be made through the facilities of the Depository Trust Company unless the Representatives shall otherwise instruct. Any Designated Units issued in definitive form shall be made in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company. Regardless of the method of delivery, any Designated Units to be purchased by the Underwriters pursuant to the Pricing Agreement relating thereto shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by the method specified in such Pricing Agreement, (i) with respect to the Firm Units, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the “First Time of Delivery” and (ii) with respect to the Optional Units, if any, on the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters’ election to purchase such Optional Units, or at such other time and date as the Representatives and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the “Second Time of Delivery.” Each such time and date for delivery is herein called a “Time of Delivery.” “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday, and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

Concurrently with the delivery of and payment for the Underwriters’ Units, the Company will deliver to the Representatives for the accounts of the Underwriters funds payable to the order of the party designated, and in the method specified, in the Pricing Agreement relating to such Units in the amount of any compensation payable by the Company to the Underwriters in respect of any Delayed Delivery Contracts as provided in Section 3 hereof and the Pricing Agreement relating to such Units.

5.

The Company agrees with each of the Underwriters of any Designated Units:

(a)

To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Units in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Units or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Units and prior to the Time of Delivery for such Units which amendment or supplement shall be disapproved by the Representatives for such Units promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Units, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the

Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Units, of the suspension of the qualification of such Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Units or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

(b)

Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Units for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Units, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(c)

Prior to 10:00 A.M., New York City time, or as soon as practicable thereafter, on the New York Business Day next succeeding the date of this Agreement, and thereafter, to furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Units and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

(d)

To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(e)

During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Pricing Agreement, not to offer, sell, contract to sell, pledge, grant any option to purchase, hedge, make any short sale or otherwise dispose of, except as provided hereunder, any Common Stock, equity-linked securities or Units (including the related Purchase Contracts and Underlying Notes), or any securities of the Company that are substantially similar to the Common Stock, equity-linked securities or Units (including the related Purchase Contracts and Underlying Notes), or any options or warrants to purchase any Common Stock, equity-linked securities, Units (including the related Purchase Contracts and Underlying Notes) or any substantially similar securities, or any securities that are convertible into or exchangeable for, or that represent the right to receive, any Common Stock, equity-linked securities, Units (including the related Purchase Contracts and Underlying Notes) or any substantially similar securities (other than (A) pursuant to employee stock option or employee stock purchase plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this

Agreement, or (B) in connection with any concurrent public offering of securities by the Company, as specified in the applicable Pricing Agreement), without your prior written consent;

(f)

If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

(g)

To enter into the Remarketing Agreement with a nationally recognized investment banking firm at least one month prior to the Remarketing Date, such Remarketing Agreement to contain provisions that are consistent in all material respects with the descriptions in the Prospectus as amended or supplemented of the rights and obligations of each of the Company, the Purchase Contract Agent and the Remarketing Agent under the Remarking Agreement.

(h)

To reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue the Underlying Shares in accordance with the provisions of such Purchase Contracts,

(i)

Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Units (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred; and

(i)

To use its best efforts to list, subject to notice of issuance, the Designated Units and the Underlying Shares on the New York Stock Exchange.

6.

The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Units under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, any Remarketing Agreement, any Purchase Contract Agreement, any Purchase Contracts, any Pledge Agreement, any Delayed Delivery Contracts, and Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Units; (iii) all expenses in connection with the qualification of the Units for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Underlying Notes; (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Units; (vi) the cost of preparing the Units, the Underlying Notes and certificates for the Underlying Shares; (vii) the fees and expenses of any Trustee, any Purchase Contract Agent, any Collateral Agent, any Custodial Agent, any Securities Intermediary, any Remarketing Agent, any Registrar, any Transfer Agent, Dividend Disbursing Agent, or any Calculation Agent and any agent of any Trustee, Purchase Contract Agent, Collateral Agent, Custodial Agent, Securities Intermediary, Remarketing Agent, Registrar, Transfer Agent, Dividend Disbursing Agent, or Calculation Agent and the fees and disbursements of counsel for any such persons in connection with any Indenture, any Remarketing Agreement, any Purchase Contract Agreement, any Purchase Contracts and any Pledge Agreement; and (viii) all other costs and expenses incident to the performance of the Company’s obligations hereunder and under any Additional Shares Options and under any Delayed Delivery Contracts which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Units by them, and any advertising expenses connected with any offers they may make.

7.

The obligations of the Underwriters of any Designated Units under the Pricing Agreement relating to such Designated Units shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Units are, at and as of each Time of Delivery for such Designated Units, true and correct, the condition that the Company shall have performed in all material respects all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)

The Prospectus as amended or supplemented in relation to the applicable Designated Units shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;

(b)

Sullivan & Cromwell LLP, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated each Time of Delivery for such Designated Units, with respect to the incorporation of the Company, the validity of the Indenture, the Purchase Contract Agreement, the Pledge Agreement, the Remarketing Agreement, the Designated Units, the Purchase Contracts, the Underlying Notes, the Underlying Shares, the Delayed Delivery Contracts, if any, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c)

F. Dean Copeland, General Counsel of the Company, shall have furnished to the Representatives his written opinion, dated each Time of Delivery for such Designated Units, in form and substance satisfactory to the Representatives, to the effect that:

(i)

The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

(ii)

The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; the Underlying Shares have been duly and validly authorized and reserved for issuance and, when issued in accordance with the provisions of the Purchase Contracts, will be duly and validly issued, fully paid and non-assessable; the stockholders of the Company have no preemptive or similar rights with respect to such Underlying Shares; and the Underlying Shares conform in all material respects to the description thereof contained in the Registration Statement and Prospectus as amended or supplemented with respect to the Designated Units;

(iii)

The Company is qualified to do business, and is in good standing, as a foreign corporation under the laws of each jurisdiction in which the business conducted by it requires such qualification or, if not so qualified and in good standing in any such jurisdiction, such failure to be so qualified and in good standing, as of the date of the opinion will not have a material adverse effect and would not be reasonably expected to cause a prospective material adverse effect on the Company and its subsidiaries taken as a whole;

(iv)

Each Significant Subsidiary of the Company has been duly organized, and is subsisting and in good standing as a corporation under the laws of its jurisdiction of incorporation, and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and, to the best knowledge of such counsel, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

(v)

To the best of such counsel’s knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders’ equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(vi)

This Agreement and the Pricing Agreement with respect to the Designated Units have been duly authorized, executed and delivered by the Company;

(vii)

Each of the Purchase Contract Agreement, the Pledge Agreement and the Remarketing Agreement has been duly authorized by the Company, and each of the Purchase Contract Agreement and the Pledge Agreement has been duly executed and delivered by the Company; and each of the Purchase Contract Agreement and the Pledge Agreement conforms and the Remarketing Agreement will conform in all material respects to the descriptions thereof contained in the Registration Statement and Prospectus as amended or supplemented with respect to the Designated Units;

(viii)

The Purchase Contracts have been duly authorized, executed and delivered by the Company and conform in all material respects to the description thereof contained in the Registration Statement and Prospectus as amended or supplemented with respect to the Designated Units;

(ix)

The Designated Units have been duly authorized by the Company and the stockholders of the Company have no preemptive or similar rights with respect to such Designated Units; and the Designated Units conform in all material respects to the description thereof contained in the Registration Statement and Prospectus as amended or supplemented with respect to such Designated Units;

(x)

In the event any of the Designated Units are to be purchased pursuant to Delayed Delivery Contracts, the Contract Units have been duly authorized by the Company and the stockholders of the Company have no preemptive or similar rights with respect to such Contract Units; and the Contract Units conform in all material respects to the description thereof contained in the Registration Statement and Prospectus as amended or supplemented with respect to the Designated Units;

(xi)

The Indenture has been duly authorized, executed and delivered by the Company and conforms in all material respects to the description thereof in the Registration Statement and Prospectus as amended or supplemented relating to the Designated Units;

(xii)

The Underlying Notes have been duly authorized by the Company and conform in all material respects to the description thereof in the Registration Statement and Prospectus as amended or supplemented relating to the Designated Units;

(xiii)

The issue and sale of the Designated Units, the Underlying Notes and the Underlying Shares and the compliance by the Company with all of the provisions of the Indenture, the Purchase Contracts, the Remarketing Agreement, the Purchase Contract Agreement, the Pledge Agreement, each of the Delayed Delivery Contracts, if any, any Additional Shares Options, this Agreement and the Pricing Agreement with respect to the Designated Units and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, except for such conflicts, breaches and violations, that do not, individually or in the aggregate, have a material adverse effect and are not reasonably expected to have a prospective material adverse effect on the Company and its subsidiaries considered as a whole, nor will such actions result in any violation of the provisions of the Certificate of Incorporation or By-Laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties;

(xiv)

No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Units, the Underlying Notes or the Underlying Shares or the consummation by the Company of the transactions contemplated by this Agreement or such Pricing Agreement, the Indenture, the Purchase Contracts, the Remarketing Agreement, the Purchase Contract Agreement, the Pledge Agreement or any of such Delayed Delivery Contracts or any Additional Shares Options, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Units by the Underwriters;

(xv)

The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and he has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

(xvi)

The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery for the Designated Units (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; and

(xvii)

In the event any of the Designated Units are to be purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized, executed and delivered by the Company, and any Delayed Delivery Contracts conform in all material respects to the description thereof in the Registration Statement and Prospectus as amended or supplemented.

In addition, such counsel shall state that he has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact, in each case, solely with respect to information of or about the Company, required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact, in each case, solely with respect to information of or about the Company, necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact, in each case, solely with respect to information of or about the Company, necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and he shall state that he does not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required.

In rendering such opinion, such counsel may rely as to matters involving the application of laws of any jurisdiction other than the State of Georgia, the State of Tennessee or the Federal laws of the United States, to the extent he deems proper and specified in such opinion, upon the opinion of Alston & Bird LLP or other counsel of good standing whom he believes to be reliable and who are satisfactory to counsel for the Underwriters;

(d)

Alston & Bird LLP, counsel for the Company, shall have furnished to the Representatives their written opinion, dated each Time of Delivery for such Designated Units, in form and substance satisfactory to the Representatives, to the effect that:

(i)

Each of the Designated Units, the Contract Units, the Purchase Contracts, the Underlying Shares, the Underlying Notes, the Indenture, the Purchase Contract Agreement and the Pledge Agreement conforms, and the Remarketing Agreement will conform, in all material respects to the description thereof contained in the Registration Statement and the Prospectus, each as amended or supplemented with respect to the Designated Units;

(ii)

Each of the Indenture, the Purchase Contract Agreement, the Pledge Agreement, the Remarketing Agreement and the Purchase Contracts has been duly authorized by the Company and each of the Indenture, the Purchase Contract Agreement, the Pledge Agreement and the Purchase Contracts have been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law);

(iii)

Under the New York UCC, the Pledge Agreement creates, as collateral security for the performance when due by the holders from time to time of the Designated Units of their respective obligations under the Purchase Contracts, a valid security interest (as that term is defined in the New York UCC) in favor of the Collateral Agent for the benefit of the Company in the right, title and interest of such holders in all of the Pledged Securities that constitute “securities” (as that term is defined in Section 8-102(a)(15) of the New York UCC); and in the case of such Pledged Securities that constitute “securities” (as defined in the New York UCC), such security interest shall be perfected upon delivery of such certificates (indorsed in blank) to the Collateral Agent in the State of New York and, assuming that neither the Collateral Agent nor the Company has notice of an adverse claim with respect to such Pledged Securities, the Collateral Agent will acquire a security interest in the Pledged Securities free of any adverse claim (as that term is defined in the New York UCC); in the case of Pledged Securities that are credited by a securities intermediary (as defined in the New York UCC) to a securities account (as defined in the New York UCC) in the name of the Collateral Agent, the Collateral Agent shall have a perfected security interest in all security entitlements (as defined in the New York UCC) relating to such Pledged Securities;

(iv)

The issuance of the Designated Units has been duly authorized and, when executed and authenticated in accordance with the provisions of the Purchase Contract Agreement and delivered to and paid for by the Underwriters pursuant to this Agreement and the applicable Pricing Agreement, the Designated Units will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Purchase Contract Agreement and enforceable against the Company in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law); and the stockholders of the Company have no preemptive or similar rights with respect to such Designated Units;

(v)

In the event any of the Designated Units are to be purchased pursuant to Delayed Delivery Contracts, the issuance of the Contract Units has been duly authorized and, when executed and authenticated in accordance with the provisions of the Purchase Contract Agreement and delivered to and paid for in accordance with Delayed Delivery Contracts, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Purchase Contract Agreement and enforceable against the Company in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law); and the stockholders of the Company have no preemptive or similar rights with respect to such Contract Units;

(vi)

The issuance of the Underlying Notes has been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement and the applicable Pricing Agreement, the Underlying Notes will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law);

(vii)

The issuance of the Underlying Shares has been duly and validly authorized and reserved for issuance and, when issued in accordance with the provisions of the Purchase Contracts, will be duly and validly issued, fully paid and non-assessable; the Underlying Shares have been reserved for issuance; and the stockholders of the Company have no preemptive or similar rights with respect to such Underlying Shares;

(viii)

The discussion set forth in the Prospectus under the heading “U.S. Federal Income Tax Consequences” constitutes, in all material respects, a fair and accurate summary of the United States federal income tax consequences of the purchase, ownership and disposition of the Units, based upon United States federal income tax law; and

(ix)

In the event any of the Designated Units are to be purchased pursuant to Delayed Delivery Contracts, each of the Delayed Delivery Contracts has been duly authorized, executed and delivered by the Company and assuming the due authorization, execution and delivery of any Delayed Delivery Contract by the purchaser named therein, such Contract will constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law).

In addition, such counsel shall state that they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact, in each case, solely with respect to information of or about the Company, required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact, in each case, solely with respect to information of or about the Company, necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of

Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact, in each case, solely with respect to information of or about the Company, necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and such counsel shall state that they do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required;

(e)

On the date of the Pricing Agreement for such Designated Units and at each Time of Delivery for such Designated Units, Ernst & Young LLP shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

(f)

(i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or government action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Units on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

(g)

On or after the date of the Pricing Agreement relating to the Designated Units (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities or preferred stock by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities or preferred stock; provided, however, that clause (ii) of this Section 7(g) shall not include a public announcement by any such organization confirming its previous public announcement that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities or preferred stock;

(h)

On or after the date of the Pricing Agreement relating to the Designated Units there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension in trading of any securities of the Company on any exchange or in any over-the-counter market on which the securities of the Company are currently traded; (iii) a material disruption in securities settlement, payment or clearance services in the United States; (iv) any moratorium on commercial banking activities declared by Federal or New York State authorities; or (v) any outbreak or escalation of hostilities involving the United States, or any change in financial markets or any other calamity or crisis that, in the judgment of the Representatives, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Units on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

(i)

The Company shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Units a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of each Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to each Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as the Representatives may reasonably request;

(j)

The Company shall have obtained and delivered to the Underwriters executed copies of an agreement, substantially in the form of Annex IV hereto, from each person listed in Schedule III of the applicable Pricing Agreement, and

(k)

The Designated Units and the Underlying Shares at each Time of Delivery shall have been duly listed on the New York Stock Exchange.

8.

(a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Units, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, in the light of the circumstances under which they were made, not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Units, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Units through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Units; and provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact such Underwriter sold Units to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Company has previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Prospectus (or the Prospectus as amended or supplemented).

(b)

Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Units, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of any Prospectus, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Units, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)

Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution is or is reasonably expected to be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)

If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Units on the other from the offering of the Designated Units to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Units on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Units underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Units in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Units and not joint.

(e)

The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

9.

(a) If any Underwriter shall default in its obligation to purchase the Firm Units or Optional Units which it has agreed to purchase under the Pricing Agreement relating to such Firm Units or Optional Units, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Underwriters’ Units on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Units or Optional Units, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Firm Units or Optional Units on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Firm Units or Optional Units, or the Company notifies the Representatives that it has so arranged for the purchase of such Firm Units or Optional Units, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Firm Units or Optional Units for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Units.

(b)

If, after giving effect to any arrangements for the purchase of the Firm Units or Optional Units, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such Firm Units or Optional Units, as the case may be, which remains unpurchased does not exceed one-eleventh of the aggregate number of the Firm Units or Optional Units, as the case may be, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Units or Optional Units, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Units and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the aggregate number of Firm Units or Optional Units, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Units or Optional Units, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)

If, after giving effect to any arrangements for the purchase of the Firm Units or Optional Units, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of Firm Units or Optional Units, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate number of the Firm Units or Optional Units, as the case may be, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Units or Optional Units, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Units shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

10.

The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Units.

11.

If any Pricing Agreement or Additional Shares Option shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Firm Units or Optional Units covered by such Pricing Agreement except as provided in Section 6 and Section 8 hereof; but, if for any other reason Designated Units are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Units, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Units except as provided in Section 6 and Section 8 hereof.

12.

In all dealings hereunder, the Representatives of the Underwriters of Designated Units shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the

Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement; Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

13.

This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Units from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

14.

Time shall be of the essence for each Pricing Agreement. As used herein, “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

15.

This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16.

This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

17.

The Company is authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Underwriters imposing any limitation of any kind.

Very truly yours, UnumProvident Corporation
By:	/s/ F. DEAN COPELAND

Name:	F. Dean Copeland
Title:	Senior Executive Vice President, General Counsel and Chief Administrative Officer

ANNEX I

Pricing Agreement

Goldman, Sachs & Co.,
Banc of America Securities LLC,
Morgan Stanley & Co. Incorporated,
Deutsche Bank Securities Inc.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated,
SunTrust Capital Markets, Inc.,
    As Representatives of the several
        Underwriters named in Schedule I hereto
            c/o Goldman, Sachs & Co.
                85 Broad Street
                    New York, New York 10004

[Date]

Ladies and Gentlemen:

UnumProvident Corporation, a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated May 1, 2003 (the “Underwriting Agreement”), to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) the Units specified in Schedule II hereto (the “Designated Units” consisting of Firm Units and any Optional Units the Underwriters may elect to Purchase). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty that refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Units which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Units pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Units, in the form heretofore delivered to you, is now proposed to be filed with the Commission.

[Describe any concurrent offering, if any.]

Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, [(a)] the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Designated

Units set forth opposite the name of such Underwriter in Schedule I hereto, [and, (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Units, as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at the purchase price to the Underwriters set forth in Schedule II hereto that portion of the number of Optional Units as to which such election shall have been exercised,] less the number of Designated Units covered by Delayed Delivery Contracts, if any, as may be specified in Schedule II.

[The Company hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Units set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering sales of shares in excess of the number of Firm Units. Any such election to purchase Optional Units may be exercised by written notice from the Representatives to the Company [include if an original issue discount security is not a component of the Designated Units - given within a period of 30 calendar days after the date of this Pricing Agreement], setting forth the aggregate number of Optional Units to be purchased and the date on which such Optional Units are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery [include if an original issue discount security is a component of the Designated Units - or later than 13 calendar days after] the First Delivery Date or, unless the Representatives and the Company otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.]

If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

Very truly yours, UnumProvident Corporation
By:

Name: Title:

Accepted as of the date hereof:

Goldman, Sachs & Co.,
Banc of America Securities LLC,
Morgan Stanley & Co. Incorporated,
Deutsche Bank Securities Inc.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated,
SunTrust Capital Markets, Inc.,
    As Representatives of the Several Underwriters
    named in Schedule I hereto

By:

(Goldman, Sachs & Co.)

SCHEDULE I

Underwriters	Number of Firm Units to be Purchased	[Maximum Number of Optional Units to be Purchased]

Goldman, Sachs & Co.
Banc of America Securities LLC
Morgan Stanley & Co. Incorporated
Deutsche Bank Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
SunTrust Capital Markets, Inc.
Total

SCHEDULE II

Title of Designated Units:

[   ]% Adjustable Conversion-Rate Equity Units (the “Units”). Each Unit has a stated amount of $[   ] and will initially consist of (a) a contract pursuant to which the holder agrees to purchase, for $[   ], shares of Common Stock of the Company on [     ] (collectively, the “Purchase Contract”) and (b) a [   ], or [   ]%, ownership interest in a [   ]% Senior Note due [      ] of the Company with a principal amount of $[     ] (collectively, the “Underlying Notes”).

Number of Units:

Number of Firm Units:
[Maximum Number of Optional Units:]

Initial Offering Price to Public Per Unit:

$[   ], plus accumulated Contract Adjustment Payments and interest on the Underlying Notes, if any, from [      ]

Purchase Price by Underwriters Per Unit:

$[   ], plus accumulated Contract Adjustment Payments and interest on the Underlying Notes, if any, from [      ]

Underwriters’ Commission Per Unit:

$[    ]

Specified Funds for Payment of Purchase Price:

Same-Day funds

Indenture:

[   ] Supplemental Indenture, to be dated as of [          ], to Indenture, dated [          ], between the Company and [          ], as Trustee

Purchase Contract Agreement:

Purchase Contract Agreement, to be dated as of [          ], between the Company and [          ], as Purchase Contract Agent

Pledge Agreement:

Pledge Agreement, to be dated as of [          ], between the Company and [          ], as Purchase Contract Agent, and [          ], as Collateral Agent, Custodial Agent and Securities Intermediary

Remarketing Agreement:

2

Remarketing Agreement, to be dated as of [          ], between the Company and [          ], as the Remarketing Agent

Stock Purchase Date:

[                   ]

Contract Adjustment Payments:

[    ]% per annum

Payment Dates of Contract Adjustment Payments:

[        ], [        ], [        ] and [        ], commencing on [        ] and ending on the Stock Purchase Date

Reference Price:

$[     ]

Threshold Appreciation Price:

$[     ]

Maturity of Underlying Notes:

[           ]

Interest Rate on Underlying Notes:

[    ]% per annum

Interest Payment Dates of Underlying Notes:

Initially, [      ], [      ], [      ] and [      ], commencing on [      ], and, following the earlier of a successful remarketing and the Stock Purchase Date, semi-annually on [      ] and [      ]

Record Dates for Contract Adjustment Payments and Interest Payments:

The [   ] calendar day of the month in which each Contract Adjustment Payment or Interest Payment Date occurs

Initial Remarketing Date:

The third Business Day prior to [          ]

Redemption Provisions:

[The Underlying Notes are redeemable at the option of the Company [if a Tax Event or Accounting Event (each as defined in the Indenture) occurs] in accordance with, and subject to, the terms set forth in the Indenture

3

Sinking Fund Provisions:

[No sinking fund provisions]

Defeasance Provisions:

[No defeasance provisions]

Time of Delivery:

9:30 A.M., New York City time, on [          ] (which is three business days after the date of the Pricing Agreement relating to the Units, which date may be delayed by agreement among the Representatives and the Company (as defined therein))

Form at Time of Delivery:

Book-entry only

Closing Location:

Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004

Delayed Delivery:

[None]

Names and Addresses of Representatives:

Designated Representatives:	Goldman, Sachs & Co. Banc of America Securities LLC Morgan Stanley & Co. Incorporated Deutsche Bank Securities Inc. Merrill Lynch, Pierce, Fenner & Smith Incorporated SunTrust Capital Markets, Inc.

Address for Notices, etc.:	Goldman, Sachs & Co. 85 Broad Street New York, New York 10004.

4

SCHEDULE III

List of Persons Executing Lock-up Agreements

William L. Armstrong
Ronald E. Goldsberry
Hugh O. Maclellan, Jr.
A.S. (Pat) MacMillan, Jr.
Cynthia A Montgomery
C. William Pollard
Lawrence R. Pugh
Lois Dickson Rice
John W. Rowe
Jon S. Fossel
Thomas R. Watjen
F. Dean Copeland
Robert O. Best
Joseph R. Foley
Ralph W. Mohney
George A. Shell
Robert C. Greving
The Maclellan Foundation, Inc.

ANNEX II

Pursuant to Section 7(e) of the Underwriting Agreement, the accountants named therein shall furnish letters to the Underwriters to the effect that:

(i)

They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

(ii)

In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, prospective financial statements and/or pro forma financial information examined) by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the “Representatives”);

(iii)

The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company’s Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for five such fiscal years which were included or incorporated by reference in the Company’s Annual Reports on Form 10-K for such fiscal years;

(iv)

On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

(A)

the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company’s Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company’s Annual Report on Form 10-K for the most recent fiscal year;

(B)

any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company’s Annual Report on Form 10-K for the most recent fiscal year;

(C)

the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) above and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) above were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company’s Annual Report on Form 10-K for the most recent fiscal year;

(D)

any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

(E)

as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net assets or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

(F)

for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) above there were any decreases in consolidated net revenues or any material decrease in operating profit or any material decrease in the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

(v)

In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Units for purposes of the letter delivered at the Time of Delivery for such Designated Units.

ANNEX III

DELAYED DELIVERY CONTRACT

UnumProvident Corporation
One Fountain Square
Chattanooga, Tennessee 37402.

Attention

, 20__

Dear Ladies and Gentlemen:

The undersigned hereby agrees to purchase from UnumProvident Corporation (hereinafter called the “Company”), and the Company agrees to sell to the undersigned,        of the Company’s [   ]% Adjustable Conversion-Rate Security Units (hereinafter called the “Designated Units”), offered by the Company’s Prospectus dated          20__, as amended or supplemented, receipt of a copy of which is hereby acknowledged, at a purchase price of $  per Designated Unit, plus accrued interest from the date from which interest accrues as set forth below, and on the further terms and conditions set forth below, and on the further terms and conditions set forth in this contract.

The undersigned will purchase the Designated Units from the Company on            , 20__ (the “Delivery Date”) and interest on the Designated Units so purchased will accrue from              , 20__.

The undersigned will purchase the Designated Units from the Company on the delivery date or dates and in the numbers set forth below:

Delivery Date	Number of Units	Date from Which Interest Accrues

, 20	$	, 20
, 20	$	, 20

Each such date on which Designated Units are to be purchased hereunder is hereinafter referred to as a “Delivery Date.”

Payment for the Designated Units which the undersigned has agreed to purchase on each Delivery Date shall be made to the Company or its order by certified or official bank check in         Clearing House funds at the office of         , or by wire transfer to a bank account specified by the Company, on such Delivery Date upon delivery to the undersigned of the Designated Units then to be purchased by the undersigned in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written, telex or facsimile communication addressed to the Company not less than five full business days prior to such Delivery Date.

The obligation of the undersigned to take delivery of and make payment for Designated Units on each Delivery Date shall be subject to the condition that the purchase of Designated Units to be made by the undersigned shall not on such Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject. The obligation of the undersigned to take delivery of and make payment for Designated Units shall not be affected by the failure of any purchaser to take delivery of and make payment for Designated Units pursuant to other contracts similar to this contract.

The undersigned understands that Underwriters (the “Underwriters”) are also purchasing Designated Units from the Company, but that the obligations of the Undersigned hereunder are not contingent on such purchases. Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the Opinion of Counsel for the Company delivered to the Underwriters in connection therewith.

The undersigned represents and warrants that, as of the date of this contract, the undersigned is not prohibited from purchasing the Designated Units hereby agreed to be purchased by it under the laws of the jurisdiction to which the undersigned is subject.

This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

This contract may be executed by either of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

It is understood that the acceptance by the Company of any Delayed Delivery Contract (including this contract) is in the Company’s sole discretion and that, without limiting the foregoing, acceptances of such contracts need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered by the Company.

Very truly yours,
By:

(Authorized Signature)
Name:
Title:

(Address)
Accepted: , 200_ UNUMPROVIDENT CORPORATION
By:

Name:
Title:

3

ANNEX IV

[Date]

Goldman, Sachs & Co.,
Banc of America Securities LLC,
Morgan Stanley & Co. Incorporated,
Deutsche Bank Securities Inc.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated,
SunTrust Capital Markets, Inc.,
c/o Goldman, Sachs & Co.,
     As Representatives of the Several Underwriters
     named in Schedule I to Annex I hereto,
85 Broad Street
New York, New York 10004.

Ladies and Gentlemen:

Re:  UnumProvident Corporation - Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representatives (the “Representatives”), have entered into an Underwriting Agreement (the “Underwriting Agreement”) on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with UnumProvident Corporation, a Delaware corporation (the “Company”), for a public offering of %[    ] Adjustable Conversion-Rate Equity Security Units (“Units”) pursuant to two Registration Statements on Form S-3 (333-43808 and 333-100953) filed with the Securities and Exchange Commission (the “SEC”). Capitalized terms used but not defined herein are used as defined in the Underwriting Agreement.

In consideration of the agreement by the Underwriters to offer and sell the Units, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of the Pricing Agreement and continuing to and including the date 90 days after the date of the Pricing Agreement, the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, hedge, make any short sale or otherwise dispose of, except as provided hereunder, any Common Stock, equity-linked securities or Units (including the related Purchase Contracts and Underlying Notes), or any securities of the Company that are substantially similar to the Common Stock, equity-linked securities or Units (including the related Purchase Contracts and Underlying Notes), or any options or warrants to purchase any Common Stock, equity-linked securities, Units (including the related Purchase Contracts and Underlying Notes) or any substantially similar securities, or any securities that are convertible into or exchangeable for, or that represent the right to receive, any Common Stock, equity-linked securities, Units (including the related Purchase Contracts and Underlying Notes) or any substantially similar securities, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the “Undersigned’s Units”).

The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Units even if such Units would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation

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any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Units or with respect to any security that includes, relates to, or derives any significant part of its value from such Units.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Units (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (iii) with the prior written consent of Goldman, Sachs & Co. on behalf of the Underwriters. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer the capital stock of the Company to any wholly-owned subsidiary of such corporation; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such capital stock subject to the provisions of this Agreement and there shall be no further transfer of such capital stock except in accordance with this Agreement, and provided further that any such transfer shall not involve a disposition for value. The undersigned now has, and, except as contemplated by clause (i), (ii), or (iii) above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned’s Units, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Undersigned’s Units except in compliance with the foregoing restrictions.

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

Very truly yours,

Name

Authorized Signature

Title

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EXECUTION COPY

Appendix A
List of Significant Subsidiaries

Colonial Companies, Inc.
Colonial Life & Accident Insurance Company
Provident Life and Accident Insurance Company
The Paul Revere Corporation
The Paul Revere Life Insurance Company
Unum Holding Company
Unum Life Insurance Company of America